Ohio National Fund, Inc.

ON Conservative Model Portfolio

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

ON Moderate Growth Model Portfolio

ON Growth Model Portfolio

Supplement dated September 25, 2020

to the Prospectus dated April 29, 2020

The following supplements and amends the prospectus dated April 29, 2020, as previously amended:

ON Moderately Conservative Model Portfolio

The section “Fees and Expenses of the Portfolio,” is revised to indicate that the Fee Waiver Agreement has been extended to April 30, 2022 for the ON Moderately Conservative Model Portfolio. The following information replaces the corresponding section in its entirety:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Acquired Fund Fees and Expenses*	0.63%
Total Annual Fund Operating Expenses	1.09%
(Fee Waivers and/or Expense reimbursements)**	(0.09%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements	1.00%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, and are estimated for the current fiscal year.

**	The Adviser has contractually agreed (the “Fee Waiver Agreement”) to make payments (by waiving management fees and/or reimbursing expenses of the Portfolio) to the extent necessary to maintain the total annual fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board of Directors of the Fund; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business) at no more than 1.00% for ON Moderately Conservative Model Portfolio shares (the “Annual Limit”). This arrangement will continue at least through April 30, 2022. The Fee Waiver Agreement may only be terminated with the consent of the Board of Directors. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of: (a) the Annual Limit in effect at the time of the expense payment; or (b) the current Annual Limit.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2022, as discussed in the footnote above to the Fee Table. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$328	$583	$1,312

Fund Management

Under the section “Fee Waiver Agreement,” the disclosure is revised to indicate that the Fee Waiver Agreement has been extended to April 30, 2022 for the ON Moderately Conservative Model Portfolio. The following information replaces the corresponding section in its entirety:

The Adviser has contractually agreed to make payments (by waiving management fees and/or reimbursing expenses of the Fund) to the extent that the annual ordinary operating expenses of the Portfolios, exclusive of certain expenses, exceed the following percentages of the average daily net assets (the “Fee Waiver Agreement”):

ON Conservative Model Portfolio	1.00%
ON Moderately Conservative Model Portfolio	1.00%
ON Balanced Model Portfolio	1.00%
ON Moderate Growth Model Portfolio	1.07%
ON Growth Model Portfolio	1.14%

The Fee Waiver Agreement will continue at least through April 30, 2021, and for the ON Moderately Conservative Model Portfolio will continue at least through April 30, 2022. The Fee Waiver Agreement may only be terminated with the consent of the Board of Directors. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.

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Please retain this supplement with your Prospectus for future reference.

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